Exhibit 32.1



           THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S
      QUARTERLY REPORT ON FORM 10-QSB AND IS NOT FILED, AS PROVIDED
          IN ITEM 601(b)(32)(ii) OF REGULATION SB PROMULGATED BY
                 THE SECURITIES AND EXCHANGE COMMISSION.

        CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Biophan Technologies, Inc. (the "Company") on Form 10-QSB (the "Report") for the three months ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, we, Michael L. Weiner, Chief Executive Officer, and Robert J. Wood, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

        1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 15, 2003             /s/ Michael L. Weiner
                                    ---------------------------
                                        Michael L. Weiner
                                        Chief Executive Officer


                                    /s/Robert J. Wood
                                    --------------------------
                                       Robert J. Wood
                                       Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Biophan Technologies, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.